SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MARCH 21, 2003


                                  KAHALA CORP.
             (Exact name or registrant as specified in its charter)


           Florida                    000-30444                   59-347394
(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)


           7730 E. Greenway Road, Suite 104, Scottsdale, Arizona 85260
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (480) 443-0200


               Formerly Known as Sports Group International, Inc.
          (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS.

On March 21, 2003, Kahala Corp. issued a press release announcing the decision of its Board of Directors to file a Form 15 to terminate the registration of its common stock under the Securities Exchange Act of 1934. A copy of the press release is filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  EXHIBITS.


          EXHIBIT NO.                 DESCRIPTION
          -----------                 -----------

             99.1        Press Release dated March 21, 2003

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        KAHALA CORP.


DATED: MARCH 21, 2003                   /s/ DAVID GUARINO
                                        ----------------------------------------
                                        DAVID GUARINO
                                        VICE-PRESIDENT &
                                        CHIEF FINANCIAL OFFICER